LENDER COMMITMENT AGREEMENT

THIS LENDER COMMITMENT AGREEMENT (this “Agreement”) dated as of July 19, 2011 is among RUBY TUESDAY, INC., a Georgia corporation (the “Borrower”), the Guarantors, FIFTH THIRD BANK (the “Applicable Lender”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH

WHEREAS, a credit facility has been extended to the Borrower pursuant to the terms of the Revolving Credit Agreement (as amended, modified or supplemented from time to time, the “Credit Agreement”) dated as of December 1, 2010 among the Borrower, the Lenders and Bank of America, N.A. as Administrative Agent, Servicer, Issuing Bank and Swingline Lender.

WHEREAS, pursuant to Section 2.4 of the Credit Agreement, the Borrower has the right to increase the Aggregate Revolving Commitments with new Revolving Commitments (the “Facility Increase”); and

WHEREAS, the Applicable Lender has agreed to increase its Revolving Commitment under the Credit Agreement by $10,000,000 on the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Defined Terms.  Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.           Commitment.  The Applicable Lender hereby agrees that from and after the date hereof the Applicable Lender shall have a Revolving Commitment of $50,000,000 under the Credit Agreement.

3.           Conditions Precedent.  This Agreement shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

 (a)          receipt by the Administrative Agent of this Agreement executed by the Borrower, the Guarantors, the Applicable Lender and the Administrative Agent; and

 (b)         receipt by the Administrative Agent of a certificate of each Loan Party dated as of the date hereof signed by a Responsible Officer of such Loan Party (1) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Facility Increase, and (2) in the case of the Borrower, certifying that, before and after giving effect to the Facility Increase, (x) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of the Facility Increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of Section 2.4 of the Credit Agreement, the representations and warranties contained in Section 5.4 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.1 of the Credit Agreement, and (y) no Default or Event of Default exists.

4.           Reaffirmation of Guaranty.  Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c)

  agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor’s obligations under the Loan Documents.

5.           Governing Law.  This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of Georgia.

6.           Counterparts.  This Agreement may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one contract.  Delivery of an executed counterpart of this Agreement by telecopier or .pdf shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:                                  RUBY TUESDAY, INC.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Senior Vice President

GUARANTORS:                              RTBD, INC.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: President

RT FINANCE, INC.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RUBY TUESDAY GC CARDS, INC.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT TAMPA FRANCHISE, L.P.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT ORLANDO FRANCHISE, L.P.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT SOUTH FLORIDA FRANCHISE, L.P.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

 LENDER COMMITMENT AGREEMENT
 RUBY TUESDAY, INC.

RT NEW YORK FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT SOUTHWEST FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT MICHIANA FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT FRANCHISE ACQUISITION, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT KENTUCKY RESTAURANT HOLDINGS, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT FLORIDA EQUITY, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RTGC, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

 LENDER COMMITMENT AGREEMENT
 RUBY TUESDAY, INC.

RT DETROIT FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT MICHIGAN FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT WEST PALM BEACH FRANCHISE, L.P.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT NEW ENGLAND FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT LONG ISLAND FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RUBY TUESDAY, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT INDIANAPOLIS FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT DENVER FRANCHISE, L.P.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

 LENDER COMMITMENT AGREEMENT
 RUBY TUESDAY, INC.

RT OMAHA FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT KCMO FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT PORTLAND FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT ST. LOUIS FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT WESTERN MISSOURI FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT LAS VEGAS FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT MINNEAPOLIS FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

 LENDER COMMITMENT AGREEMENT
 RUBY TUESDAY, INC.

APPLICABLE LENDER:                FIFTH THIRD BANK, an Ohio Banking Corporation

By: /s/ Lisa R. Cook
Name: Lisa R. Cook
Title: Assistant Vice President

 LENDER COMMITMENT AGREEMENT
 RUBY TUESDAY, INC.

ADMINISTRATIVE
AGENT:                                           BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Erik M. Truette
Name: Erik M. Truette
Title: Assistant Vice President

 LENDER COMMITMENT AGREEMENT
 RUBY TUESDAY, INC.